BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC     QUARTERLY REPORT        DECEMBER 31, 2004

DEAR FELLOW SHAREHOLDERS:

 Brandywine Advisors Fund finished 2004 on a strong note, with a double-digit gain in the final quarter moving its return to 9.89 percent for the 12 months through December.

 The environment turned markedly better in the December quarter, as the primary concerns that held most stocks pat for much of the year, the election and a sharp rise in oil prices, dissipated with an incumbent presidential win and a reversal in oil prices.

 A major change in fortunes for the steel industry driven in part by the Chinese economy's growing consumption of basic materials was a significant positive theme that helped drive quarterly performance. United States Steel Corporation, an integrated steel producer that mines its own raw materials for production, was Brandywine Advisors' top contributor.

CUMULATIVE                               BRANDYWINE ADVISORS % CHANGE
----------                               ----------------------------
QUARTER                                             10.85
ONE YEAR                                             9.89
INCEPTION - 10/31/00                                -2.48

ANNUALIZED
----------
INCEPTION - 10/31/00                                -0.60

 Performance data quoted represents past performance; past performance does
 --------------------------------------------------------------------------
 not guarantee future results. The investment return and principal value of an
 -----------------------------
 investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

 Homebuilding-related holdings were also strong December-quarter contributors to performance, as earnings results for companies such as KB Home and Lennar Corp. belied predictions foretelling the end of the U.S. housing boom. Both companies beat expectations with 34 and 36 percent November-quarter earnings growth.

 Persistently solid demand for energy and a range of raw materials continues to reveal shortcomings in transportation networks around the world. From Yellow Roadway adeptly taking on added volume in a North American trucking industry in flux to Canadian Pacific Railway capitalizing on a coal-driven surge in rail demand, individual companies seizing on opportunities by road, rail and sea also aided results.

 Energy holdings posted the quarter's most modest gains, as the group lost some of its broad appeal when oil prices retreated from their much-publicized highs. We think the action of our energy holdings during the quarter provides a useful lesson on short-term performance.

 The investor mindset was pretty clear: Oil prices dropped and investor enthusiasm for energy stocks waned. But energy companies don't call tankers back to port or cap offshore drilling wells based on a drop in oil prices. Prices remain high enough to encourage exploration and production and low enough to preserve demand, a situation that should continue driving solid earnings growth for the energy-related companies we hold.

 The point is that groups of stocks can trade on sweeping judgments for brief periods. Eventually, however, individual-company earnings trends help investors make more accurate conclusions. As we begin 2005, we remain confident in the prospects of a number of companies that others seem less excited about based on top-down predictions for currency values, commodity prices and other macro factors.

 We don't disclose our internal earnings estimates, but suffice it to say that on average they are well ahead of the financial community's consensus estimates at this early point in the year, particularly among our energy and raw material holdings. We don't mind the diverging opinions, as our strategy hinges on isolating companies that exceed expectations.

 Thanks for your confidence in us. We look forward to a New Year in which your companies continue to prove Wall Street wrong!

/s/ Bill D'Alonzo

Bill D'Alonzo
Chief Executive Officer                                        January 14, 2005

                   ASSESSING A GLOBAL GROWTH ENGINE, UP CLOSE

 It was just after lunch, so Research Team Leader Ethan Steinberg was surprised to find the electronic component distributor's 100-plus employees asleep at their work stations.

 Although strange at first, the explanation made sense. In a place where the lines between life and work sometimes blur, the on-the-job nap is an everyday occurrence that helps employees deal with the long hours expected of them.

 China, the once-sleeping giant whose trade potential astonished Marco Polo even 700 years ago, has been a lively member of the world's economic community since joining the World Trade Organization in 2001. Today China is the world's largest user of cement and steel, and its roughly 9 percent growth rate puts China on pace to surpass the United States in consumption of commodities ranging from soybeans to copper in the years ahead.

 Our work to isolate rapidly growing companies regularly includes facts we glean from Chinese customers and suppliers and those of its Asian neighbors. With a population of 1.3 billion in China alone, the Asia-Pacific region offers plentiful low-cost labor and a huge potential customer base. Given the region's influence on existing and potential holdings, Ethan, Chief Operating Officer Christopher Long and Researcher Trey Oglesby traveled to the Far East in the December quarter to gather firsthand insights and develop new contacts to help grow your assets.

 Ethan, Chris and Trey conducted dozens of meetings and toured facilities as far south as Singapore and as far north as Seoul, South Korea, with stops that included Beijing, Hong Kong, Shanghai and Taipei.

 While Ethan focused on overseas operations of U.S. tech companies and Asian firms that represent competitors of and suppliers to U.S. companies, Trey concentrated primarily on assessing China as a customer for coal, copper, steel and other raw materials necessary to fuel the nation's continued growth.

 In general, Ethan found tech inventories high and plant capacity fluid enough to ramp up production quickly, but Trey repeatedly encountered examples of China's inability to meet its economy's voracious appetite for energy and basic materials despite plentiful coal reserves and metal-making facilities.

 Power company executives told Trey that a combination of strong demand and inadequate systems often results in domestic capacity sitting idle. Bao Steel, for example, was only able to run at 60 percent capacity during the summer months.

 "Power is the government's top priority, but China can't even move enough of its own coal to keep up with the rapidly growing demand for it," Trey said. "From railways to roads, the infrastructure situation is terrible."

 In southern China, Trey visited ports teeming with basic materials being imported from abroad. Given China's infrastructure needs, he expects this situation to persist for some time, but gauging how long will be an important endeavor in the years ahead.

 Trey confirmed his stateside research on the strength and duration of the opportunity China represents to certain iron ore and copper producers. As the feedstock for steel production, both domestic and foreign steel makers need iron ore to meet China's appetite for steel, and that demand should persist as China gets more energy to its domestic producers. Also, with no major expansion in the world's copper-making capacity on the horizon, China's need for coaxial cable, electrical lines and other copper-based products will sap copper supply for years to come.

 China uses coal to generate about 70 percent of its energy. The government says China's coal consumption will grow significantly in 2005 from 2004, but its coal import levels will be unchanged - a scenario Trey finds highly unlikely.

 "I wouldn't be in a position to challenge that projection if I hadn't gone to China," Trey said. "But now that I've seen it for myself, I can confidently make a forecast that goes against the consensus and, hopefully, put our clients and shareholders in a position to profit from it."

R.R. DONNELLEY & SONS CO., RRD

 There was a stretch when R.R. Donnelley's focus on costs ended up costing it customer relationships. Then in early 2004 the company acquired Moore Wallace, giving R.R. Donnelley a new management team committed to reviving the bottom line by going beyond a single-minded focus on costs to win new business.

 Acquiring Moore Wallace, a company with annual revenue of nearly $3 billion, made NYSE-listed R.R. Donnelley & Sons Co. the world's largest provider of printing services with about $8 billion in revenue. From TV Guide and Sports Illustrated magazines to J.C. Penney and Williams-Sonoma catalogs, it's safe to say most American homes have a book, magazine, telephone directory or some other printed material that R.R. Donnelley played a role in producing.

 Mark Angelson, the former Moore Wallace CEO whose experience includes dozens of printing industry acqui-sitions, assumed the top job at R.R. Donnelley and assembled a team dominated by people with successful track records elsewhere. Some analysts estimate that R.R. Donnelley lost as much as $1 billion worth of relationships to more customer-focused competitors during the years it stressed internal cost containment. The new team's mission is to make up that lost ground and more.

 Your team spoke with Chief Financial Officer Kevin Smith about opportunities fueled by the combination of R.R. Donnelley and Moore Wallace beyond the usual overhead savings. The scope of R.R. Donnelley's offerings enables the company to win new business by providing compelling cost savings to customers that consolidate their needs with R.R. Donnelley, while the scale of the company's operations allows it to grow revenues this way without sacrificing profitability.

 Your team bought R.R. Donnelley at just 17 times 2005 earnings estimates. Wall Street expects the company to finish 2004 with 29 percent earnings growth, followed by 22 percent growth in 2005.

YELLOW ROADWAY CORP., YELL

 When Yellow Corp. purchased Roadway in December 2003, many thought synergies would be slow to materialize. A year later, Yellow Roadway is expected to close out 2004 with record earnings per share thanks to its expanded fleet and $100 million in merger-related cost savings.

 With 800,000 customers and $6.7 billion in revenue, Nasdaq-listed Yellow Roadway is one of the largest U.S. less-than-truckload (LTL) transportation providers, meaning it transports goods relatively short distances between transit terminals. While Yellow and Roadway operate independently, together they control over 16,000 tractors, 62,000 trailers and 700 terminals in North America.

 In recent years, thousands of smaller long-haul truckload carriers have been squeezed out of business amid rising insurance costs, increasingly stringent requirements for financing, driver shortages and weak used-truck prices. As the economy improved in 2004, Yellow Roadway's national footprint allowed it to better handle higher tonnage volumes as capacity shortages forced more freight onto its LTL routes. Tight capacity also allowed the company to increase prices and pass along higher fuel costs.

 Your team spoke with Chief Executive William Zollars about the cost-saving synergies the company has achieved. The Roadway acquisition doubled the company's size, giving it greater purchasing power on costly trucks and trailers. With such costs declining as the company's increased scale drives more business, a larger portion of revenue hits the bottom line.

 Yellow Roadway earned $1.38 in the September quarter, versus $0.75 a year ago when it operated largely without Roadway. Your team bought Yellow Roadway at just 9 times 2005 earnings estimates. Wall Street predicts 80 percent earnings growth this year will be followed by 24 percent growth in 2005.

                            BRANDYWINE ADVISORS FUND

   PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF DECEMBER 31, 2004

      1.  Avaya Inc.                                                 +17.0%
      2.  Fisher Scientific International Inc.                       +51.0%
      3.  United States Steel Corp.                                  +52.9%
      4.  Phelps Dodge Corp.                                         +32.9%
      5.  Chesapeake Energy Corp.                                    +25.4%
      6.  National-Oilwell, Inc.                                      +4.1%
      7.  Yellow Roadway Corp.                                       +28.3%
      8.  Ryder System, Inc.                                         +31.9%
      9.  CONSOL Energy Inc.                                         +48.5%
     10.  Centex Corp.                                               +21.1%

                                  EARNINGS GROWTH

                         THE FUND'S HOLDINGS        23%
                         S&P 500 INDEX              10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2004.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     98.0%

                                      CASH
                                      2.0%

                            TOP TEN INDUSTRY GROUPS

Medical/Dental Products & Services (11.8%)
Building Related (11.0%)
Oil/Gas Services (8.7%)
Raw & Intermediate Materials (8.3%)
Transportation Related (8.1%)
Communications Equipment/Services (7.5%)
Specialty Retailing (6.8%)
Machinery (6.6%)
Energy (5.7%)
Insurance (5.5%)
All Others (18.0%)
Cash (2.0%)

                            BRANDYWINE ADVISORS FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
  BIGGEST $ WINNERS    (IN THOUSANDS)  % GAIN   REASON FOR MOVE
  -----------------    -------------   ------   ---------------
    United States
     Steel Corp.          $2,424.1      36.9    September-quarter earnings grew to $2.56 from a loss of $0.37 in the year-ago period. Strong demand driven by global economic growth amid tight supply has created pricing leverage. U.S. Steel is an integrated steel producer, meaning it mines its own raw materials for production, giving it a competitive advantage as material costs continue to rise.

     Avaya Inc.           $1,393.3      23.3    September-quarter earnings more than tripled to $0.19 per share, beating estimates.
                                                Enterprise customers increasingly adopt Avaya's voice-over-Internet protocol (VoIP)
                                                solutions in an effort to cut costs while merging voice messaging, email messaging and desktop computing applications. A number of recent acquisitions expanded the company's domestic and international presence, allowing it to gain market share.

    Pentair, Inc.          $990.4       24.8    Pentair completed an acquisition of WICOR from Wisconsin Energy and sold its tools business to Black & Decker in a continuation of its plan to reallocate assets to the higher-growth water equipment market. WICOR increases the company's pump-
                                                product offerings, helping it secure its leading market share position. Pentair now derives 70 percent of revenues from water-related products, up from 39 percent in
                                                2003.

    KB Home, Inc.          $901.2       23.9    The builder of single-family homes grew November-quarter earnings 34 percent, topping estimates. Housing demand remained solid amid improving economic conditions, and KB Home's size allows it to leverage construction-related costs and increasingly take market share from smaller competitors. Estimates for the company's fiscal year ending November 2005 are up 26 percent since July.

Yellow Roadway Corp.       $809.8       18.7    September-quarter earnings grew to $1.38 from $0.75 a year ago, beating estimates.
                                                Among the largest U.S. less-than-truckload transportation providers, the company's national footprint allows it to benefit from the industry-wide capacity constraints amid strengthening demand. Cost-related benefits related to Yellow's acquisition of
                                                Roadway in December 2003 are expected to reach $100 million in 2004.

                           $ LOSS
  BIGGEST $ LOSERS     (IN THOUSANDS)  % LOSS   REASON FOR MOVE
  ----------------     -------------   ------   ---------------
  Briggs & Stratton
        Corp.              $534.3       13.1    Shares declined after Murray, a customer, filed for bankruptcy protection. Briggs &
                                                Stratton was forced to take a one-time charge related to unrecoverable sales of its lawn-mower engines to Murray, resulting in lower 2005 earnings prospects. Your team sold Briggs & Stratton to fund an idea with greater near-term earnings visibility.

  Freeport McMoRan
 Copper & Gold, Inc.       $424.0       12.1    Shares of the copper and gold miner fell with copper prices in October amid speculation that cooling economic growth in China and the U.S. would correct the current supply and demand imbalance. When copper prices subsequently rebounded, investors focused on the company's exposure to gold, which it produces as a byproduct mainly to help offset production costs. Your team sold Freeport McMoran to fund an idea with greater near-term upside.

        Ensco
 International Inc.        $303.9        8.3    The offshore contract driller beat September-quarter earnings estimates by 13 percent. Ensco traded lower with energy-related stocks in general as the price for crude oil fell throughout the quarter. Your team sold Ensco to fund an idea with greater near-term upside.

        Smith
 International, Inc.       $227.1        5.1    The supplier of three-cone drill bits and fluid completion systems to oil and gas producers grew September-quarter earnings 46 percent as revenue jumped 21 percent.
                                                Margins contracted as volumes declined due to hurricanes in the Gulf of Mexico and rising costs for raw materials and transport services. Your team sold Smith at an overall gain to fund an idea with better near-term earnings prospects.

    Covance, Inc.          $152.7        3.1    Despite September-quarter earnings growth of 26 percent, shares traded lower on perception-related headwinds driven by warnings and recalls of pharmaceutical blockbusters including Vioxx, Celebrex and Iressa. Covance is the world's largest drug-development services company and actually stands to benefit from the increased scrutiny, as drug makers turn to third-party help in the drug-development process.
                                                Strong order growth sent the company's backlog to $1.3 billion during the quarter, a 21 percent year-over-year increase.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               December 31, 2004
                                  (Unaudited)

  SHARES                                               COST       VALUE (B)<F2>
  ------                                               ----       -------------

COMMON STOCKS - 98.0% (A)<F1>

             AEROSPACE/DEFENSE - 1.3%
    31,500   Alliant Techsystems Inc.              $  2,015,867   $  2,059,470

                  THIS SECTOR IS 2.2% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 11.0%
    84,200   Centex Corp.                             4,142,358      5,016,636
    44,700   KB Home, Inc.                            3,394,291      4,666,680
    78,100   Lennar Corp.                             3,690,933      4,426,708
    54,000   Martin Marietta Materials, Inc.          2,629,438      2,897,640
                                                   ------------   ------------
                                                     13,857,020     17,007,664

                  THIS SECTOR IS 22.7% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 4.1%
    99,800   R. R. Donnelley & Sons Co.               3,257,336      3,521,942
    48,300   Fiserv, Inc.                             1,830,366      1,941,177
    14,600   Global Payments Inc.                       827,866        854,684
                                                   ------------   ------------
                                                      5,915,568      6,317,803

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 7.5%
   161,000   Andrew Corp.                             2,336,469      2,194,430
   429,400   Avaya Inc.                               6,310,801      7,385,680
    87,800   Polycom, Inc.                            1,960,808      2,047,496
                                                   ------------   ------------
                                                     10,608,078     11,627,606

                  THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 4.5%
    45,500   AMETEK, Inc.                             1,512,892      1,622,985
    17,000   Avid Technology, Inc.                    1,059,901      1,049,750
    61,000   Avnet, Inc.                              1,166,350      1,112,640
    75,800   Celestica Inc.                           1,179,017      1,069,538
    41,700   Rockwell Automation Inc.                 1,350,994      2,066,235
                                                   ------------   ------------
                                                      6,269,154      6,921,148

                  THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

             ENERGY - 5.7%
   107,500   Arch Coal, Inc.                          3,638,875      3,820,550
   122,700   CONSOL Energy Inc.                       3,391,319      5,036,835
                                                   ------------   ------------
                                                      7,030,194      8,857,385

                  THIS SECTOR IS 26.0% ABOVE YOUR FUND'S COST.

             FINANCIAL - 2.2%
   176,800   E*TRADE Financial Corp.                  2,639,536      2,643,160
    16,100   Investors Financial Services Corp.         706,764        804,678
                                                   ------------   ------------
                                                      3,346,300      3,447,838

                  THIS SECTOR IS 3.0% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 1.2%
    68,100   Darden Restaurants, Inc.                 1,829,997      1,889,094

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

             INSURANCE - 5.5%
    83,300   ChoicePoint Inc.                         3,101,305      3,830,967
    88,800   SAFECO Corp.                             4,378,572      4,638,912
                                                   ------------   ------------
                                                      7,479,877      8,469,879

                  THIS SECTOR IS 13.2% ABOVE YOUR FUND'S COST.

             MACHINERY - 6.6%
   114,500   Pentair, Inc.                            3,622,752      4,987,620
    24,900   Roper Industries, Inc.                   1,372,491      1,513,173
   141,500   The Timken Co.                           3,446,074      3,681,830
                                                   ------------   ------------
                                                      8,441,317     10,182,623

                  THIS SECTOR IS 20.6% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 11.8%
   125,200   Covance Inc.                             4,871,703      4,851,500
   115,400   Fisher Scientific International Inc.     4,767,766      7,198,652
    86,100   PerkinElmer, Inc.                        1,722,918      1,936,389
   142,400   Thermo Electron Corp.                    4,293,398      4,299,056
                                                   ------------   ------------
                                                     15,655,785     18,285,597

                  THIS SECTOR IS 16.8% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION - 3.6%
   340,000   Chesapeake Energy Corp.                  4,474,101      5,610,000

                  THIS SECTOR IS 25.4% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 8.7%
    65,900   Grant Prideco, Inc.                      1,215,728      1,321,295
    53,900   Nabors Industries, Ltd.                  2,256,821      2,764,531
   156,300   National-Oilwell, Inc.                   5,296,602      5,515,827
    74,200   Weatherford International Ltd.           3,094,919      3,806,460
                                                   ------------   ------------
                                                     11,864,070     13,408,113

                  THIS SECTOR IS 13.0% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 1.1%
    46,900   Affymetrix, Inc.                         1,581,256      1,714,195

                  THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 8.3%
    64,500   Phelps Dodge Corp.                       4,799,531      6,380,340
   126,800   United States Steel Corp.                4,251,390      6,498,500
                                                   ------------   ------------
                                                      9,050,921     12,878,840

                  THIS SECTOR IS 42.3% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 6.8%
    82,300   Dollar Tree Stores, Inc.                 2,341,751      2,360,364
   122,000   Michaels Stores, Inc.                    3,359,377      3,656,340
    81,000   MSC Industrial Direct Co., Inc.          2,459,998      2,914,380
    42,000   PETsMART, Inc.                           1,261,289      1,492,260
                                                   ------------   ------------
                                                      9,422,415     10,423,344

                  THIS SECTOR IS 10.6% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 8.1%
    65,100   Canadian Pacific Railway Ltd.            1,636,928      2,240,091
   107,400   Ryder System, Inc.                       3,888,448      5,130,498
    92,300   Yellow Roadway Corp.                     4,007,609      5,142,033
                                                   ------------   ------------
                                                      9,532,985     12,512,622

                  THIS SECTOR IS 31.3% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    128,374,905    151,613,221

PRINCIPAL
  AMOUNT
---------

SHORT-TERM INVESTMENTS - 2.3% (A)<F1>

             COMMERCIAL PAPER - 1.9%
$2,900,000   UBS Finance (DE) LLC,
             due 01/03/05 - 01/04/05,
             discounts of 2.18% - 2.38%               2,899,502      2,899,502

             VARIABLE RATE DEMAND NOTE - 0.4%
   692,436   Wisconsin Corporate Central
             Credit Union, 2.09%                        692,436        692,436
                                                   ------------   ------------
             Total short-term investments             3,591,938      3,591,938
                                                   ------------   ------------
             Total investments                     $131,966,843    155,205,159
                                                   ------------
                                                   ------------
             Liabilities, less cash and
             receivables (0.3%) (A)<F1>                               (518,547)
                                                                  ------------
              NET ASSETS                                          $154,686,612
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($154,686,612 / 15,140,120
             shares outstanding)                                        $10.22
                                                                        ------
                                                                        ------

(a)<F1> Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

CAPITAL GAINS UPDATE . . .

Brandywine Advisors did not pay out a capital gains distribution attributable to calendar year 2004. The Fund's realized gains during the year did not exceed its loss carry-forward from prior periods, leaving the Fund in a net realized loss position of about $0.03 a share at the end of December. This estimate will change before the next distribution opportunity in October 2005, so please check future quarterly reports or our web site, www.brandywinefunds.com, for updates.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
    (877) 636-6460         www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

 OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

     Report Staff: Chris Aregood, Rebecca Buswell, Dave Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 12/31/04, unless listed in the accompanying statement of net assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

Brandywine Advisors Fund is distributed by Quasar Distributors, LLC.       1/05